SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 26, 2001
                                                  ------------------------------


                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)


     KANSAS                       0-22760                    48-1099142
------------------------ ---------------------------- --------------------------
(State or other jurisdiction    (Commission                 (IRS Employer
  of incorporation)              File Number)              Identification No.)


11300 West 89th Street, Overland Park, Kansas                     66214
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  (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code            (913)-495-2614
                                                    ----------------------------




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          (Former name or former address, if changed since last report)



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Item  5.  Other Events

     On April 26, 2001 Airport Systems announced that its subsidiary, Airport Systems International, Inc., has been awarded naviaids contracts in Central America, South America, Africa and the USA with a total value of over $3.5 million.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 26, 2001             ELECSYS CORPORATION


                                     By: /s/Thomas C. Cargin
                                            Thomas C. Cargin, Vice President
                                            of Finance and Administration,

                                  EXHIBIT INDEX

  Exhibit
  No.                   Description
  ------------------    -------------------------------------------
      99.1              Press Release dated April 26, 2001